/stamp/50 RUPEES Rs50 / INDIA / INDIA NON JUDICIAL
/stamp/MAHARASHTRA / C 910427
/stamp/BAJAJ AUTO LIMITED / Akurdi, Poona 411035
/stamp/illegible
/stamp/8 AUG /illegible/

Master License Agreement

This Agreement is made and entered into by and between

Bajaj Auto, Ltd.
Akurdi, Pune 411 035, India

and

New Generation Motors Corporation
44645 Guilford Drive, Suite 201
Ashburn, VA 20147, USA

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/stamp/50 RUPEES Rs50 / INDIA / INDIA NON JUDICIAL
/stamp/MAHARASHTRA / C 910429
/stamp/BAJAJ AUTO LIMITED / Akurdi, Poona 411035
/stamp/illegible
/stamp/8 AUG /illegible/

THIS AGREEMENT is made and entered into as of the 17th day of December, 2005 (“Effective Date”), by and between New Generation Motors Corporation, with its principal place of business at 44645 Guilford Drive, Suite 201, Ashburn, Virginia 20147, hereinafter referred to as “Licensor”, and Bajaj Auto Ltd. with its principal place of business at Akurdi, Pune 411 035, India, hereinafter referred to as “Licensee”.

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/stamp/50 RUPEES Rs50 / INDIA / INDIA NON JUDICIAL
/stamp/MAHARASHTRA / E 588280
/stamp/BAJAJ AUTO LIMITED / Akurdi, Poona 411035
/stamp/illegible
/stamp/9 DEC /illegible/

WHEREAS, the Licensor is an engineering design, development, and licensing entity which has expended time, effort, and money to develop and obtain intellectual know how in the field of producing, merchandising, distributing,  promoting- the sale and service of Products, as defined in Attachment 1, and has established successfully such Products under the trade name New Generation Motors or NGM, referred to herein as the  "Trade Name", and desires to license certain rights to the same to Licensee; and

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/stamp/50 RUPEES Rs50 / INDIA / INDIA NON JUDICIAL
/stamp/MAHARASHTRA / E 588278
/stamp/BAJAJ AUTO LIMITED / Akurdi, Poona 411035
/stamp/illegible
/stamp/9 DEC /illegible/

WHEREAS, the Licensee is in the business of manufacturing and sales of two (2) and three (3) wheeled vehicles primarily in the automotive industry, and desires to receive a license for the proprietary engineering designs, manufacturing specifications and technology established by the Licensor for the Products as defined in Attachment 1 and utilize the same for manufacture and sale of its two, three and four wheeler Products (“Licensee’s two wheeler Products” / “Licensee’s three wheeler Products” / “Licensee’s four wheeler products” as the case may be”);

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THEREFORE the parties to this agreement in consideration of covenants contained herein agree as follows:

1.	LICENSE.

a.	Manufacturing License: Upon the terms and conditions set out herein, the Licensor hereby grants to Licensee

➢	an exclusive right and license to manufacture the Products upon the specifications attached hereto as Attachment 1, in India for use in the Licensee’s Three wheeler Products;

➢	an exclusive license to manufacture the Products upon the specifications attached hereto as Attachment 1, in India for use in the Licensee’s Two wheeler Products;

➢	a non exclusive license to manufacture the Products upon the specifications attached hereto as Attachment 1, in India for use in the Licensee’s four wheeler Products ;

➢
a non-exclusive license to manufacture the Products upon the specifications attached hereto as Attachment 1, in India for use in products other than the Licensee’s Two wheeler / three wheeler / four wheeler products, together referred to as “Manufacturing License”.

b.	Distribution License: Upon the terms and conditions set out herein, the Licensor hereby grants Licensee

➢
an exclusive right and license to use / sell the Products for incorporation into the Licensee's three wheeler Products (“Distribution License” and together with the Manufacturing License, the “Product License”) for sale throughout the world, except the USA. It is expressly agreed that, the Licensor agrees not to license the Products to any other three (3) wheeler application to any party anywhere in the world except for sale in the United States of America.

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Provided however, that in the event of opportunities for the license of the Products in a  three (3) wheeler application becomes available to Licensor in countries where the Licensee is not then selling its three (3) wheelers, the same shall be discussed  in good faith between parties, for a mutually acceptable  agreement on how such opportunity may be pursued.

➢
A non-exclusive right and license , a Product License, (“Distribution License” and together with the Manufacturing License)  to use / sell the Products for incorporation into the Licensee's three (3) wheeler Products for sale in USA.

➢
an exclusive right and license to use / sell the Products for incorporation into the Licensee's two (2) wheeler Products (“Distribution License” and together with the Manufacturing License, the “Product License”) for sale in India;

➢
a non-exclusive right and license ,a   Product License, (“Distribution License” and together with the Manufacturing License)  to use / sell the Products for incorporation into the Licensee's two (2) wheeler Products in the rest of the world (excluding India) & Licensee’s four (4) wheeler products  for sale throughout the world.

➢
a non-exclusive right and license, a Product License (“Distribution License” and together with the Manufacturing License), to use / sell the Products for any other applications (other than those mentioned in foregoing paragraphs of this clause) for sale throughout the world excluding the USA. The Licensee shall inform the Licensor on a quarterly basis, on all such sales made by the Licensee.

c.
Requirements of the Licenses. Licensee acknowledges that the Licenses do not include any right to sell either directly or through any reseller, distributor or similar party, to any company that designs, manufactures and markets or sells products that compete with the Products.

d.	Rights Retained. All rights to the Products not specifically granted herein are retained by Licensor

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e.
Retention of Exclusivity.  If Commercial Production has not started within 3 years from the Effective Date, parties will discuss any further  extension of this period and related terms.   Should there be no conclusion within thirty (30) days thereafter, Licensee will negate any exclusivity right under but not limited to the “Manufacturing License” and the “Distribution License” that it may have and all such rights will be considered to be non-exclusive from the expiry of the said 30 days.

2.	TERM.
Subject to the terms hereof, the term of this Agreement shall commence from the Effective Date and shall continue till completion of ten (10) years from the Effective date  or seven (7) years from the date of commencement of Commercial Production, whichever is earlier. “Commercial Production” shall commence upon the completion of the initial 1,200 units and remittance of all Pre-Production technology fees.

3.	TECHNOLOGY FEE.

In consideration of the grant of the Licenses, Licensee agrees to pay the Licensor $645,500 (each a “Technology Fee”), subject to such with-holding taxes as required by current India law, as follows (all shown in US dollars):

1.	$495,500 Pre-production Fee to be completed before Commercial Production commences, as follows:

a.	$245,500 on signing of the Agreement.

b.
$250,000 being the amount calculated at the rate of $400.00 for the first 625 units of Licensee’s 3 wheeler Products sold. Payment of this amount shall be made on a quarterly basis, for sale during Jan-March; April – June; July-September and during October to December periods.  Remittances shall be accompanied by statements showing the computation of amounts, duly certified by the Licensee's regular Chartered Accountants. Payment will be made within 45 days of end of the respective quarter.

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2.	$150,000 Commercial Production Fee.

a.	$ 50,000 upon the commencement of Commercial Production of Licensee’s Products;
b.	$ 50,000 on completion of cumulative sale from the date of commencement of Commercial Production of ,000 units of Licensee’s Products and
c.	$ 50,000 on completion of cumulative sale from the date of commencement of Commercial Production of 10,000 units of Licensee’s Products.

All the above payments will be subject to deduction of withholding tax, as applicable under the then current tax laws of India.  Licensee agrees to provide together with the Technology Fee for items 1.b above an accounting of the calculation of Technology Fee in sufficient detail to fully advise Licensor thereof.

The Licensee will make each of the above payments without requirement to receive invoices from Licensor, not later than the applicable due date.

4.	LICENSEE FEES.

In addition to the Technology Fee, the Licensee shall pay fees (each a “Licensing Fee”) as follows:

i.
For sales made pursuant to the Distribution License involving the Licensee’s three (3) wheeler Products: the Licensee shall pay $32.00 net of taxes, for sale of the Product.  The License Fee will be limited to a cumulative volume of 250,000 systems from the date of commencement of Commercial Production when used in Licensee’s three (3) wheeler Products, during the term of this Agreement.  No License Fee is payable on the first 1,200 units when used in Licensee’s  three (3) wheeler Products and this volume will be excluded from the 250,000 cumulative count.

ii.	For sales made pursuant to the Distribution License involving products other than Licensee’s three (3) wheeler products:

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1.
For sale of Licensee’s  two (2) wheeler products and Licensee’s  four (4) wheeler products, parties will discuss and arrive at a License fee mutually and record separate agreements for the same, prior to commencement of commercial sales of such products.

2.
For sale of Products for applications other than Licensee’s 2/3/4 wheeler products, the Licensee shall pay Licensor four percent (4%) of the total sales revenue net of taxes and net of landed value of imported parts of such Products as a Licensing Fee for the Products net of applicable with-holding taxes.

3.	No License Fee will be payable for any sale of the Products by Licensee to Licensor under Section 8.

Payment of Licensing Fees shall be made on a semi-annual basis, for sale during April to September and during October to March periods.  Remittances shall be accompanied by statements showing the computation of royalties, duly certified by the Licensee's regular Chartered Accountants. Payment of Licensing Fees will be made within 45 days of 30th September or 31st March as the case may be.

5.	DERIVATIVE TECHNOLOGY.

“Derivative Technology” shall mean all improvements, modifications or developments thereof to the Products as described in Attachment 1 that may be conceived, innovated and/or originated either from the Licensor or the Licensee and include: (a) any  copyrightable or copyrighted material, any translation (including translation into other computer or other languages), proration, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (b) any patentable or patented material, any improvement thereon; and (c) any material protected by trade secret, any new material derived from such existing trade secret material, including such new material that may be protected by copyright, industrial design, patent and/or trade secret laws and / or any other allied laws.

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Unless otherwise specifically agreed to between the parties and specified herein as it relates to the Products, all Derivative Technology conceived by and / or originated by the Licensee shall be the joint property of the Licensor and the Licensee; provided the Derivative Technology is not an immaterial or simple engineering change that is readily obvious due to information transferred to the Licensee by the Licensor. By virtue of provisions of this agreement, the Licensor shall have exclusive rights to the said Derivative technology originated by the Licensee for manufacture and sale in USA and the Licensee shall have exclusive rights to sale in India.  For rest of the World, parties will discuss and mutually settle.

All Derivative Technology conceived by and / or originated by the Licensor shall be the property of the Licensor.  The Licensee shall have rights similar to those explained in clause 1 of this agreement over such Derivative technology owned by the Licensor; provided that the Derivative Technology still meets the criteria of the Products as specified in Attachment 1 and is an immaterial or non-functional change to the specifications of the Products.

6.	TECHNICAL SUPPORT

1.
The Licensor shall provide the following support without the Support Fees or any other charges for the same with all costs borne by the Licensor, including costs for engineers travel, man-day charges and other expenses of Licensor's except for materials or travel to other than Licensees premises in Akurdi, India, for enabling the completion of initial batches up to 100 units of  Licensee’s Products planned to be sold in the Indian market:

1.
Analysis of data collated by Licensee from the actual product ionization conditions directly relating to the Licensor’s Products – to confirm the specifications for mass manufacture and performance specifications targeted.

2.	Establishment of technical liaisons to help resolve all problems faced in production and sale of the Products.

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3.
Analysis of data collated by Licensee from the actual usage conditions of Licensors Products – to analyze any problems failures that may be reported from the field (customers, service points, etc.) and technical development efforts to countermeasure any gaps in the same.

During this phase, deputation to India of Licensor’s experts for 90 man days is anticipated. Licensor shall co-operate with Licensee by deputing experts of the right skills & expertise appropriate for the assignment planned to be accomplished.

2.
The Licensor shall, within 90 days of Effective Date and receipt of initial Technology fee as specified in 3.i.a, make available to the Licensee a "Technology Transfer package" consisting of any information listed in Attachment 4 that is available at the Licensor up till that date such, as specifications, drawings, software and, processes required for the manufacture, testing and maintenance of requisite quality levels by the Licensee.

3.
Should the “Technology Transfer Package” not be transferred in the allotted time, the parties will discuss a possible extension period to fulfill and complete said package.  Should there be no conclusion within thirty (30) days the Licensor will repay to Licensee any funds received under Article 3.1.a to the Licensee and the Master License Agreement will be considered terminated with no Default associated to any of the parties.

4.
The Licensor shall continue to provide consulting assistance for the Products to the Licensee up to completion of 1200 units of Licensee’s Products or a period of one (1) year from the effective date, whichever is earlier, without the Support Fees or any other charges for the same with all costs borne by the Licensor, including costs for engineers travel man-day charges and other expenses of Licensor's except for materials or travel to other than Licensees premises in Akurdi, India.

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During this phase, deputation requirements to India of Licensor’s experts, shall be discussed and scheduled at the beginning of each quarter. Licensor shall co-operate with Licensee by deputing employees of the right skills & expertise appropriate for the assignment planned to be accomplished.

5.
For any consulting assistance after completion of 1200 units of Licensee’s Products or expiry of 1 year from effective date whichever is earlier, the fees and expenses to be borne by the Licensee are detailed in Attachment 3, “Support Fees”.

6.
In order to facilitate the technical support and increase its effectiveness, the Licensee shall allow and provide office space and office facilities for up to two (2) representatives of the Licensor at the Licensee’s premises, and shall make available to such representative(s) any relevant information requested and permit said representative(s) to inspect its operations, as well as to make such inspections as representatives of the Licensor consider necessary for the purpose of facilitating said Master License Agreement.

7.
If such technical support requires travel within India other than the Licensee’s premises, the Licensee shall pay for all associated expenditures, such as but not limited to, travel and lodging, at actual, costs, duly supported by requisite receipts.

7.	LABELING.

Each party shall have the right to market its products under such brand-name and/or trade or product name as it deems fit.

If the Products are sold by the Licensee to any other application, other than the Licensee’s Products, the Licensee, shall clearly indicate or infer on the Products in a prominent location, and in its sales promotion materials “Manufactured under License from New Generation Motors Corporation, USA”.

In case Products are manufactured by Licensee for Licensor, Licensor shall use its own labeling as it deems fit.

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8.	SUPPLY OF THE PRODUCTS TO LICENSOR.

The Licensee hereby agrees to manufacture and sell the Products, parts or configurations thereof covered by the Master Licensing Agreement to the Licensor for a minimum period up to 30-9-2006 in lots convenient to the Licensee and at any period while the Licensee may manufacture the Products for any use. Should the Licensee decide to cease production of the Products or parts thereof, the Licensee will notify the Licensor of its decision with a minimum notice of thirty (30) days to place one last order.  The Licensee will make its best effort to accept and complete the order within reasonable time.  The price and other commercial terms for supplies shall be agreed upon and set forth in writing by the parties from time to time.

Notwithstanding the foregoing, it is agreed that:

a.
In case of supplies to Licensor, the Licensee is absolved of any liabilities, costs, damages, warranties, product liabilities, etc. that may arise there from. All such and any other liabilities & costs arising directly or otherwise, shall be the total responsibility of the Licensor. Licensor may, if he deems necessary, ensure the quality of the supplies prior to dispatch and Licensee’s responsibilities shall end with dispatch from India.

b.
The Licensee will provide five (5) of the Products (“Test Units”) for testing and final production qualification (100% produced by the Licensee) to the Licensor at no charge before the Licensor can attest to the reliability and stability of the Products.

c.
The Licensee will manufacture and sell up to a maximum of 300 units of the Products to the Licensor at total cost and the Licensee agrees not to charge a profit margin on the same. The total cost of the product to Licensor shall be the cost of materials, other direct costs to Licensee, with other overheads as used internally with only the additions of actuals for export processing (packing, agent, commissions, insurance etc.).

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d.	For supplies beyond the above 305 units, the pricing shall be computed on the basis of total cost + 10%.

e.	In case of any dispute as to the total cost, the figure duly certified by the Licensee’s auditors shall be final and binding.

9.	CONFIDENTIAL INFORMATION:

a.
Each party agrees that it will keep confidential and not disclose the Confidential Information of the other. Each party will be free however to provide such information as is reasonably necessary to ensure it fulfils its obligations under this Agreement, to its employees, vendors, dealers and sub-Licensees, subject to binding the recipients of such information with similar secrecy covenants.

b.
“Confidential Information” shall mean all technical data, including design information, engineering diagrams, computer software, computer programs, and any other information in tangible or recorded form, and other non-public, confidential, proprietary, trade secret or restricted information which is furnished by one party to the other in the course of performing under this Agreement.  Confidential Information also includes the above items of a customer if provided by Licensor.  Confidential Information also includes the specific terms and conditions of this Agreement, including, but not limited to, the development schedule for as may be agreed upon by the parties.

c.	The obligation not to disclose however shall not be applicable in respect of Confidential Information which:

i)
was in the possession of, or was known to the other, without any obligation to maintain its confidentiality, prior to disclosure by the party owning the Confidential Information and which information was obtained otherwise than in breach of this Agreement;

ii)	is or becomes generally known to the public without any violation of this Agreement by the party receiving the same;

iii)	is obtained by the party receiving the same from a third party, which obtained the same without any obligation to keep such Confidential Information confidential; or

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iv)	can be shown to be independently developed by the party receiving the same without use of such Confidential Information.

d.
From time-to-time, information regarding schedule of development, progress against the same, etc. may be provided to the Indian Governmental ministries / departments / agencies, and other agencies like USAID, GEF, UNDP, etc. as Licensee deems fit.

e.	The provisions of this Article 9 shall survive the termination expiration of this Agreement for a period of five (5) years.

10.	WARRANTIES:

a.
Licensor assures that to the best of its knowledge, the Intellectual Property Rights, designs and technical know-how utilized in the licensed Products hereunder do not infringe or violate any existing patent or design registration, trademarks or copyrights or such other rights of anyone anywhere in the world.

b.
The Licensor shall, as a part of this Agreement, and for reference provide the Licensee with a copy of the Claims and extract thereof, of the Patents, Provisional Patents, design registration, trademarks or copyrights utilized by the Products and filed by the Licensor, and further, one complete copy of the Patents/ Provisional Patents utilized by the Products filed till the Effective Date and that are filed during the term of this agreement.

c.
Licensor shall hold Licensee harmless and shall reimburse Licensee for all costs, expenses including legal expenses, direct losses, etc. excluding profits during the term of this agreement in case of any third party infringement suits arising out of the Intellectual Property Rights, designs and technical know-how  utilized by the Products as licensed by the Licensor under this Agreement.

d.
If an injunction, decree or judgment is entered providing that Licensee may not use any of the Products in the manner contemplated by this Agreement without violating the intellectual property rights of a third party, Licensor may, at its sole option either (i) procure for Licensee the right to use the Products as furnished hereunder, or (ii) replace or modify the Products to make the same non-infringing, within a reasonable time.

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e.
If the Licensee receives notice of the assertion by any third party of any claim or of the commencement by any such third person of any claim or action (any such claim or action being referred to herein as an “Indemnifiable Claim”) with respect to the Licensor, the Licensee shall promptly notify the Licensor in writing (the “Claim Notice”) of the Indemnifiable Claim.

f.
The Licensor will have the right to assume defense and defend the Licensee against the Indemnifiable Claim with counsel of the Licensor’s choice so long as (i) the Licensor notifies the Licensee in writing within twenty-one (21) days after the Licensee has given notice of the Indemnifiable Claim that the Licensor, subject to the terms and conditions hereof, will indemnify the Licensee from and against the entirety of any costs and damages the Licensee may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Indemnifiable Claim, (ii) the Licensor provides the Licensee with evidence reasonably acceptable to the Licensee that the Licensor will have the financial resources to defend against the Indemnifiable Claim and fulfill its indemnification obligations hereunder, (iii) the Indemnifiable Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Indemnifiable Claim is not, in the good faith judgment of the Licensee, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Licensee, and (v) the Licensor conducts the defense of the Indemnifiable Claim actively and diligently.

g.
So long as the Licensor is conducting the defense of the Indemnifiable Claim in accordance with this Article 10, (i) the Licensee may retain separate co-counsel at its sole cost and expense and participate in the defense of the Indemnifiable Claim, (ii) the Licensee will not consent to the entry of any judgment or enter into any settlement with respect to the Indemnifiable Claim without the prior written consent of the Licensor (not to be withheld unreasonably).  , and (iii) the Licensor will not consent to the entry of any judgment or enter into any settlement with respect to the Indemnifiable Claim without the prior written consent of the Licensee (not to be withheld unreasonably).

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h.	Licensor warrants that it has the right to enter into this Agreement and Licensor’s performance of this Agreement will not violate any Agreement between Licensor and any third persons.

i.	Licensee warrants that it has the right to enter into this Agreement and Licensor’s performance of this Agreement will not violate any Agreement between Licensee and any third persons.

j.
THE WARRANTIES OF LICENSOR CONTAINED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS, WHETHER EXPRESS, IMPLIED OR STATUTORY. IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR REVENUES, OR FOR LOSS OF DATA FROM ANY CAUSE, WHETHER OR NOT LICENSOR HAS RECEIVED NOTICE OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES, UNLESS EXPLICITLY STATED OTHERWISE ABOVE.

k.
OTHER THAN IN CASE OF ANY THIRD PARTY INFRINGEMENT SUITS COVERED UNDER c. ABOVE.  THE LIABILITIES OF LICENSOR FOR DAMAGES UNDER THIS AGREEMENT SHALL NOT EXCEED, IN THE AGGREGATE, ONE-HALF (1/2) THE NET REVENUE RECEIVED BY LICENSOR FROM LICENSEE IN THE PAST THIRTY SIX  (36) MONTHS FROM THE DATE ON WHICH THE CAUSE  / ACTION FOR WHICH LIABILITY IS BEING IMPOSED AROSE.

l.	IN THE EVENT OF A THIRD PARTY INFRINGEMENT SUIT AS COVERED UNCER c. ABOVE, THE LIABILITIES OF LICENSOR WILL NOT EXCEED, IN THE AGGREGATE, THE NET REVENUE RECEIVED BY LICENSOR FROM LICENSEE.

11	ASSIGNMENT:

Neither party shall assign, transfer or otherwise dispose off any of its rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other party, which will not be unreasonably withheld conditioned or delayed, provided however that this Agreement may be assigned by Licensor upon written notice to Licensee to any entity which is acquiring all the assets or equity of Licensor, either by merger or other method.

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12.	RENEWAL.

At the expiration of the Term, the parties may discuss the option to renew the Licenses and arrive at suitable agreements mutually.  No lumpsum or renewal fee should be charged at such renewal and any renewal agreement shall cover terms such as value addition by the Licensor and running royalty consideration for the same.

13	FORCE MAJEURE.

If any party hereto is rendered unable, wholly or in part, to carry out any of its duties or obligations under this Agreement by reason of Act of God, or the public enemy, strikes, lockouts, fire, explosion, perils of the sea, floods, drought, war, sabotage, acts of terrorism, accident, or embargo then such party shall forthwith give written notice thereof to the other party of the nature of the circumstances causing such inability to perform, and thereupon, to the extent that the party giving such notice is unable to perform its duties or obligations by reason of said circumstance, such duties or obligations shall be suspended, during, but no longer than, the period of the existence of such circumstances. If the effect of the force majeure lasts for over 120 days the parties shall try to settle the problem by good faith negotiations and reach a mutual agreement.

14.	TERMINATION.

a.	This AGREEMENT may be terminated in any one of the following ways:

i.
By not less than 90 days written notice from the Licensee to the Licensor if the Licensee has elected to discontinue manufacture and sale of the Licensee’s Products, provided however, that all orders for the Product then outstanding under Section 8 shall nevertheless be completed and delivered to Licensor.

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ii.
By either party, if the other defaults in its performance of any material provision, warranty, term or condition of this Agreement and fails to cure the default within thirty (30) days of receipt of written notice from the non defaulting party, describing such default in reasonable detail, and

iii.	By written consent of both parties;

b.	Each party shall also have the right to terminate this Agreement by giving written notice of termination on the other party at any time upon or after:

1.	filing by the other party of a petition of bankruptcy for liquidation; or

2.	appointment of a Receiver for all or a substantial part of the property of the other party; or

3.	making by the other party of any assignment for the benefit of its creditors; or

4.
institution of any proceeding for the liquidation or winding up of the business or for the termination of the corporate charter of the other party which is not dismissed for a period of ninety(90) days..

15.	CONSEQUENCES OF TERMINATION:

a.
Upon the termination of this Agreement for any cause arising out of Licensee’s default, the Licensee will immediately discontinue the use and sale of all the Products, Trade Names, trademarks, signs, structures, and forms of advertising showing the relationship with the Licensor and the Products thereof.  Upon expiration of the Agreement or upon termination of this Agreement owing to default of Licensor or procedure suffered by Licensor as described in Section 14b, or owing to force majeure affecting either party, Licensee shall have the right to continue to produce and sell Licensee’s three (3) wheeler, two (2) wheeler & four (4) wheeler products incorporating the Products, without any further payments, other than those that have fallen due up to the date of expiration / termination as the case may be, under this agreement.

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b.	However, Licensee will discontinue use of Trade Names, trademarks, signs, structures, and forms of advertising previously approved by the parties.

The following Sections shall survive the termination or expiration of the Agreement for any reason: 5,8,9,10,15,16,17,18,19,20,21 and 22

16.	GOVERNING LAW.

This Agreement and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of India.

17.	ARBITRATION:

All disputes between the parties under this Agreement shall be resolved mutually by good faith negotiations.  In case no such settlement can be reached through such negotiations within ninety (90) days, such disputes shall be submitted to binding arbitration in accordance with the rules of International Chambers of Commerce (ICC).  The procedure for arbitration shall be in accordance with ICC’s rules.  Arbitration proceedings shall be held in the country of the defendant.

18.	NOTICES:

Any notices, requests or other communications required or permitted to be given hereunder shall be in writing in English language and shall be sent by FEDEX or similar private delivery system with receipt, postage prepaid, to the other party at their respective addresses set forth below or to such other address as may from time to time be notified by each party to the other party in accordance with this Article 18, and shall also be faxed with a receipt generated by the fax machine:

If to Licensor:
New Generation Motors Corp.
44645 Guilford Drive, Suite 201
Ashburn, VA 20147, USA
Fax No.: 703-858-0699
Attention: Contracts Officer

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If to Licensee:
Bajaj Auto Limited
Akurdi, Pune 411 035, India
Attention    :   Mr. S. Ravikumar,
Title:   GM Business Development
E-mail:   sravikumar@bajajauto.co.in
Fax No.  00 91 20 2740 7397                                                                           ·

All notices, requests or other communication shall be deemed to have been given three (3) days after being duly deposited with the delivery service provided the same has been faxed as required hereunder.

19.	ENTIRE AGREEMENT:

This Agreement constitutes the entire and only Agreement between the parties hereto relating to the subject matter hereof and cancels all previous Agreements, negotiations, commitments and representations, whether formal or informal, oral or written, with respect to the subject matter hereof.  Attachments and recitals to this Agreement are incorporated herein by reference and form part of this Agreement.

20.	AMENDMENTS:

This Agreement shall not be amended, changed or modified in any manner except by an instrument in writing signed by a duly authorised representative of each party hereto.

21.	NO WAIVER:

No failure to exercise or delay in exercising any right or remedy under this Agreement by any party shall operate as a waiver thereof or of any other right or remedy which such party may have hereunder nor shall any single non exercise or partial exercise of such right or remedy preclude any further exercise thereof or of any other right or remedy which such party may have hereunder.

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The rights and remedies set forth in this Agreement are cumulative and not exclusive of other rights and remedies under this Agreement, provided by law, in equity or otherwise.

22.	SEPARABILITY OF PROVISIONS.

If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced, by reason of any rule of law, administrative order, judicial decision or public policy, all other covenants and provisions of this Agreement shall, nevertheless, remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

IN WITNESS WHEREOF, the parties have caused this AGREEMENT, in duplicate, to be executed by their duly authorized officers as of the day and year first above written.

/stamp/ City/County of Fairfax
Commonwealth of Virginia
Subscribed and sworn before me, in my presence, this 21 day of December, 2005 by Hussein Khajehnouri Notary Public
My commission expires May 31, 2009/
/stamp/ HOSSEIN KHAJEHNOURI NOTARY PUBLIC COMMONWEALTH OF VIRGINIA My commission Expires May 31, 2009/ /notary seal/ HOSSEIN KHAJEHNOURI NOTARY PUBLIC COMMONWEALTH OF VIRGINIA/

Witness Print Name: Hossein K. Nouri
/s/ illegible
/s/illegible	Eric Takamura
Witness: Tapan Basu GM (EV)	Chief Operating Officer Place: Sterling Virginia, USA Date: 21 December, 2005

BAJAJ AUTO LTD.
/s/ S. Ravikumar
G M Business Development Place: PUNE, INDIA Date: 17 DECEMBER 2005

/stamp/CONFIDENTIAL

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ATTACHMENT 1

Definition of THE PRODUCTS

THE PRODUCTS as referred to and stated in the Master License Agreement consists of the following;
1)
Integrated Electric Motor and Controller operating off of a nominal 48V DC bus, or 12V variations thereof that may be referred to but not limited to as the, EMS EMS401-043, and has similar specifications but not limited to that shown in LICENSOR Documents 340-000018 EMS401-043.

2)	Vehicle Control Module that may be referred to but not limited to VCM, VCM440, and has similar specifications but not limited to that shown in LICENSOR Document 340-000015 VCM440.
3)
Any major subcomponent of the EMS401-043 such as the electric motor and or the motor controller package in a standalone configuration that may be referred to but not limited to M401 or EVC401-043, 3 Phase Motor Controllers These components will have similar but not limited to the following specifications as shown in LICENSOR documents 340-000025 and 340-000014 EVC401

4)	Any derivatives of said components that exists and or may exist in the future that meet all of the following criteria:
a)	Motor components
i)	Stator sizes equal to or within the range of 230 to 250mm Outer diameter and of 130mm to 150mm Inner diameter.
ii)	Stator Assemblies equivalent to 8 poles with winding configuration of 4 coils per phase in parallel, 4 coils in series per phase or any combination thereof.
iii)	Motor configurations consisting of one stator per system or unit.
iv)	Single Rotors with 8 magnet poles that may consist of but not limited to 1 or more magnets per pole.
v)	Motor configurations consisting of various steady state Air-gap, allowing various Torque and Speed Combinations.
b)	Controller System Components
i)	Similar Peak power levels as described in LICENSOR document 340-000018 plus 1kW
ii)	With or without the various subsections of the Controller system such as but not limited too, the Power Junction, State of Charge, DC/DC converter, and Solid State Contactor.
iii)	Operation at a nominal 48 volts DC plus or minus 12V.
An amendment or additional agreement will have to be mutually agreed upon between the LICENSOR and LICENSEE to incorporate any item or technology of the LICENSOR not specifically specified in the definition of THE PRODUCTS.

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT DESIGNATED BY ASTERISKS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ATTACHMENT 2

Intellectual Property of Licensor

The following, but not limited to, patents, technologies, know-how, Software is part of the LICENSOR’s Intellectual Property (IP) and shall be considered to be the property of the LICENSOR.  The LICENSEE will have unfettered use of said LICENSOR’s IP that is presently utilized and incorporated in THE PRODUCTS as of the Effective Date for the manufacture and assembly of THE PRODUCTS as defined in Attachment 1 in accordance with the Master License Agreement and by no means infers or transfers ownership of said IP.  Any use of said patents, technologies, know-how and IP for any other purpose is not covered by the Master License Agreement and will require an additional agreement and, or amendment to THE PRODUCTS schedule and definition.

1)	Patent Pending

a)	“A Variable Speed Drive For A Synchronous Electric Motor” also referred to but not limited to “MORPH code”

2)	Provisional Patents Filed

a)	*****

b)	*****

c)	*****

3)	Proprietary & Confidential

a)	Software, Algorithm & Controls:

i)	Overall Vehicle Control, configuration and system interaction.

ii)	Controller- Software, algorithms and source code.

iii)	Vehicle Control Module (VCM) - Software, algorithms and source code.

iv)	Battery and Transmission Interface Module (BXIM) - Software, algorithms and source code.

v)	Battery Monitoring Module (BMM) - Software, algorithms and source code

vi)	Various Utilities, such as but not limited to Vehicle Set-up and interface, Test bench, EMS Tuning –Software, algorithms and source code.

vii)
A list of Software that may or may not apply to THE PRODUCTS as represented by LICENSOR’s part numbers commencing with 070-XXXXX can be found in Attachment 5.  The list shall not be construed to represent everything in entirety or convey transfer of rights and/ or required by the LICENSEE for purposes of production as defined in the MASTER LICENSE AGREEMENT.

b)	Overall Vehicle interface – Primary circuit, schematic,

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i)	Electrical Circuits, Schematics, and but not limited to PCB design, layout and population.

ii)	Controller- Circuit, schematic, PCB design, layout and population, consisting of the following:

(1)	Design and layout

(2)	Solid State Contactor, State of Charge, DC/DC converter, and 3 Phase Bridge-amplifier configuration.

(3)	Power Board, consisting of but not limited to Power Junction

(4)	Logic Board

iii)	VCM - Circuit, schematic, PCB design, layout and population.

iv)	BXIM- Circuit, schematic, PCB design, layout and population.

v)	BMM- Circuit, schematic, PCB design, layout and population.

vi)	Position Sense Board (PSB)

vii)	Transmission synchronizer and Auto Shifter- Circuit, schematic, PCB design, layout and population.

c)	Rotor construction, dimensions, primary component make up and assembly.

d)	Electro-magnetics:

i)	Stator assembly, primary construction, dimensions, and wiring configurations consisting of four coils in parallel, series or combinations thereof.

ii)	Coils – primary construction, shape, dimension and configuration such as but not limited to the size, number of turns and method of achieving said turns.

e)	Mechanical Design, Configuration and Concept:

i)	Controller housing concept, layout, assembly and primary construction.

ii)	Motor housing concept and primary layout and primary construction.

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ATTACHMENT 3

Fees and Similar

1)	Consulting and/or Technical Support Fees
a)
Any requested visit after Commencement of Commercial Production that is directly related to THE PRODUCTS and production thereof will be at a rate of $500 USD per day per person whilst in country plus to-and-fro cost of air tickets by the shortest route, by economy class. Any visit will have a minimum requirement of 7 chargeable days.

b)
Any expense due to time applied by the LICENSOR, any travel, and any local living expenses directly related to THE PRODUCTS and production thereof either at Licensor’s or at the Licensee’s premises or elsewhere, during any pre-production period for a maximum of one (1) year from effective date will be borne by the Licensor.

c)	Fees and rates for any thing other than that as mentioned above will be discussed and agreed to separately.

2)	Material, Parts and Conversion Costs.
a)
Any expense incurred by the LICENSOR such as but not limited to out-of-pocket expenses for material, parts, and, conversion cost outside the LICENSOR’s premises, during the pre-production phase when requested by the LICENSEE will be transferred to the LICENSEE at actual costs, net of any applicable taxes.

b)
Any expense incurred by the LICENSOR such as but not limited to materials, parts and conversion costs after commencement of production that is directly related to THE PRODUCTS and production thereof when requested by the LICENSEE will be at actual costs plus 3%, net of any applicable taxes.

c)	Any other expense or cost incurred by LICENSOR other than that as mentioned above will be discussed and agreed to separately.

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ATTACHMENT 4
Technology Transfer Package

1)
The Technology Transfer Package is defined as the required information for the LICENSEE to be able to produce and manufacture THE PRODUCTS as defined in the MASTER LICENSE AGREEMENT when used with the LICENSEE’s PRODUCTS.  Said information shall contain drawings, procedures, and reasonable details such as calculations and algorithms as found to be required.

2)
TRANSFER will be defined as communication of the information as described either by drawings, written documents, verbal and, but not limited to, training at a reasonable level until the LICENSEE is able to produce and manufacture THE PRODUCTS under the MASTER LICENSE AGREEMENT when used with the LICENSEES’ PRODUCTS

3)	Information included as part of the Transfer Package but not limited to;
a)	Software
i)	State diagrams or equivalent of the entire vehicle control scheme along with State diagrams or similar for each functional assembly.
ii)
The latest revision of the Source Code as included in but not limited to those listed in Attachment 5, at the time of the Transfer Package for all software used in THE PRODUCTS, along with executable images and an Interface Control Document (ICD) for all top level software..

iii)
The latest revision of the Source Code at time of Transfer for any utility or top level software utilized to support THE PRODUCTS such as the VCM code, will be provided to the LICENSEE to facilitate the needs and support of the LICENSEE’s PRODUCTS as it may evolve,

iv)
The Source Code should preferably be in a Higher Level Language such as ‘C’.  In case the Source code is available readily in Assembly or similar language at the time of this Agreement coming into effect, the same should be passed on forthwith to the LICENCEE by the LICENSOR.  The LICENSOR shall endeavour to rewrite the Source Codes in ‘C’ as soon as practical, and/ or fully support the LICENSEE in case the LICENSEE decides to partially undertake this exercise.

b)	Electrical Circuits, Schematics, and but not limited to PCB design, layout and population.
At the time of the Transfer Package, the latest revision of any schematic along with the Gerber file and Bill of Material (BOM) for any PCB required for THE PRODUCTS will be provided along with any reasonable pertinent information to allow for manufacturing of said items.
c)	Electro-magnetics & Mechanicals:
i)
The primary construction, dimensions, tolerances and material information for the items that make up the Electro-magnetics of THE PRODUCTS will be provided by means of drawing of parts and basic assembly BOMs and procedures.   The primary components of concern are the stator, rotor, and coils.

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ii)
To facilitate the LICENSEE’s understanding and knowledge of the affects and possible use of THE PRODUCTs as it may be applied to its own PRODUCTS a basic Explanational Document will be generated and transferred to the LICENSEE.  The document will consist of basic calculations and explanations such as effects due to air-gap change of the motor, variations of magnetic properties and strength of the rotor magnets, temperature etc.

d)
Various Utilities, such as but not limited, to Vehicle Set-up and interface, Set up for Test/ programming board for EVC 401, EVC401 (Logic and Power boards), BXIM, BMM, VCM440, PSB, Test Bench, Diagnostics and Data Acquisition, EMS Tuning – Software, algorithms and source code.

/stamp/CONFIDENTIAL

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT DESIGNATED BY ASTERISKS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ATTACHMENT 5
NGM IPR Software Examples

NGM P/N	TITLE, Description	Target hardware

070-000001	EVC400 DSP controller code	*****

070-000002	EVC400 CPLD code	*****

070-000003	EVC400-043 register settings	*****

070-000004	EVC400-VIM register settings for use on the Bajaj electric auto-rickshaw	*****

070-000005	MSF-240/14-A04-A motor register settings	*****

070-000006	EVC200-lb microcontroller code	*****

070-000007	EVC200-lb CPLD code	*****

070-000008	EVC200 INTERFACE PROGRAM	*****

070-000008-001	EVC200 INTERFACE PROGRAM DISK 1	*****

070-000008-002	EVC200 INTERFACE PROGRAM DISK 2	*****

070-000008-003	EVC200 INTERFACE PROGRAM DISK 3	*****

070-000009	EVC400 Overcurrent PIC	*****

070-000010	EVC400-VIM code	*****

070-000012	EVC402 Overcurrent/speed pulse PIC	*****

070-000013	EVC402-092 register settings	*****

070-000014	EVC402 DSP controller code	*****

070-000015	EVC410-lb/EVC402-lb CPLD code	*****

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT DESIGNATED BY ASTERISKS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NGM P/N	TITLE, Description	Target hardware

070-000016	EVC402 VIM code	*****

070-000017	EVC402 Configuration Program	*****

070-000018	VCM440 code	*****

070-000019	EVC401 power board solid-state contactor code	*****

070-000020	EVC401 DSP code	*****

070-000023	M401-043 motor register settings	*****

070-000026	EVC401-043 register settings

070-000029	EVC401 power board solid-state contactor code, non-switched precharge	*****

070-000032	EVC401/402 bootloader code

070-000033	BXIM1 code	*****

070-000034	BMM2 code	*****

070-000035	VCM440 bootloader code	*****

070-000030	EVC401 logic board programme	*****

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ATTACHMENT 6

LICENSOR IPR Example PRODUCT Specifications

16 pages incl. this sheet

(This section left blank intentionally)

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EMS401-043 Electric Motor System
Electric Motor with Integrated Controller

The New Generation Motors (NGM) EMS401-043 Electric Motor System is ideal for clean, reliable electric & hybrid-electric vehicles in mass production. The EMS401-043 is low cost yet has advanced capabilities and high efficiency.

Standard features include:
•	High Power Rare Earth Permanent Magnets
•	Integrated solid-state contactor and 200W, 12-15V power supply for reduced system cost
•	Maintenance free design
•	Adjustable torque/speed characteristics and operating speeds
•	Vehicle profile/parameters
•	Field-reprogrammable configuration
•	FLASH-based firmware for rapid adaptation to unique application requirements
•	Motor Current Limiting (MCL) logic provides a speed governor, limp-home mode based off of SOC, battery charge and discharge protection, and phase current limiting for efficiency
•	Designed to IP-67 for reliable operation in real-world environments

Typical Specifications for EMS401-043	U/M	Value
Nominal DC Bus Voltage (Vnom)	V	48
Operational Voltage Range	V	36-60
Maximum Withstand Voltage	V	75
Peak Power	kW	13
Continuous Power @Vnom	kW	7
Speed @ Peak Power	RPM	2100
No-Load Speed	RPM	2400
Peak Torque @ Imax (Tp) (320ARMS)	Nm	65
DC bus Voltage Nominal (Vnom)	V	48
Nominal Peak Efficiency (+-5% depending on set operational curve)%		91

For more information, contact:
New Generation Motors Corporation
44645 Guilford Drive, Suite 201
Ashburn, Virginia  20147
(703) 858-0036 (Voice)
(703) 858-0699 (Fax)
Email: info@ngmcorp.com
Specifications Subject to Change Without Notice
Document: NGM 340-000018 rev. A

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•	Standard Features:			¯	Programmable thermostatic fan control
	¯	Full I/O isolation		¯	Low power sleep mode when ignition is off
	¯	Flexible vehicle interface through CAN port		¯	Built in safety features:
	¯	Instrumentation data available through CAN port:			•	Extreme over/under voltage protection
		•	Battery voltage		•	Motor interface connection verification
		•	Battery current		•	Thermal limiting protection
		•	Charger current		•	Over- and under- voltage limiting with soft shutdown
		•	Motor speed and temperature		•	Abrupt start-up inhibition
		•	Controller temperature		•	Programmable Battery Protection
		•	Drive state		•	User configurable Throttle input based on speed
		•	Hours of operation		•	Speed Governor
	¯	Synchronous switching			•	Reverse Speed Limiting
	¯	Fixed-frequency control
¯	Regenerative braking
¯	Programmable torque or speed control

Model Number Coding:

Document: NGM 340-000018 rev. A

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¯	Pin Descriptions:

Vfan  12V, 10W Fan output, controlled by controller temperature.
Vaux  12V, 200W auxiliary power output, controlled through CAN or serial interface
Estop+, Estop-  emergency stop control.  Must be connected together to enable the 200W DC-DC converter, solid-state-contactor, and the internal power supply.  When this connection is not made, current draw is reduced to less than 300μA.  This input must be open-circuited when connecting the controller to the batteries.  The maximum voltage between these pins is 16V, and the maximum short-circuit current is 150uA, allowing the use of an inexpensive switch.
power_gnd  Reference for Vfan and Vaux.
Vout  12V, 5W power supply for external interface and control modules.
CANH, CANL  CAN bus inputs.  An internal 120Ω termination resistor can be connected across these inputs through software configuration.
wakeup  When set low, the wakeup input takes the controller out of its low power standby mode and enables the CAN and serial interfaces.
signal_gnd  Reference for Vout, CANH, CANL, wakeup, GPI, and GPO.  Internally connected to power_gnd.
GPI  The GPI (general-purpose input) pin has at least three potential uses: charger detection, external temperature measurement, or controller enumeration when multiple controllers exist on the same CAN bus.  When used for controller enumeration, a resistor to gnd or GPO is used to set the controller’s “base number”, which determines the CAN identifiers it utilizes.
GPO  The GPO (general-purpose output) pin’s only defined purpose is as a ground for the GPI input.
RxD, TxD  RS-232 serial interface signals.  RxD is an input, and TxD is an output.  19200 baud, 8 data bits, no parity, 1 stop bit.

¯	Connectors:

J1 is a Amphenol 62IN series receptacle, Part #62IN-57A-14-19P(219)-4.  The mating plug is Amphenol 62IN-57A-14-19S-4(005). To seal the connection area, use Termination Assy. Style 10J

Recommended wire sizes are 14AWG for Vaux and power_gnd, 20AWG for Vfan, 20-24AWG for all other signals.

Crimp Pins:

	Insulation Diameter	Tyco/Amp Part Number
AWG	Inch	Loose piece	strip
24-20	0.040-0.080	66103-2	66102-7
	0.060-0.120	66566-2	66564-6
18-14	0.080-0.100	66361-2	66359-6
	0.110-0.150	66602-1	66597-1

Document: NGM 340-000018 rev. A

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¯	Performance Data

Typical performance at standard Gap configuration is represented below

Motor Operation durations are independent of Controller thermal limits
(Values may vary +- 5% from Nominal)

*Values and thermal time constant are mounting dependent and assumed starting at 25 degrees C ambient.

Document: NGM 340-000018 rev. A

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NOTES:

1. REFER TO INSTALLATION MANUAL 330-000016 FOR PROPER INSTALLATION.

REVISIONS				
ENGRG NOTICE	REV	DESCRIPTION	DATE	APPROVED
-	-	INITIAL RELEASE	23JUN03	

4X M5X0.8P-12 ↧
FOR OPTIONAL FAN MOUNTING
2X 131.5
CONTROL AND
AUXILIARY
POWER
2X R193.5
2X 135.0
4X R178.0
ø311.3
172.0
4X 201.8
4X 131.0
CHARGER +
COMMON -
BATTERY +
SEE DETAIL
28.0°
8X ø8.5
ON ø336
6X M8X1.25P
EQUISPACED
ON ø150
34.0°
33.0°
4X 7.0°
27.0°
29.5
3.5
20.0
20.0
ø25.00
ø132 -.043 -.106 (f8)
ø182.0 MAX.
MATING
M18X1.5P-6g
TAPER 1:5 AND
KEYSEAT FOR
3MM X ø13MM
WOODRUFF KEY
DATA
PLATE

ISO VIEW

DETAIL OF SHAFT AND HOUSING PILOT

SCALE 1:1

PLOT NOT TO SCALE

NOTICE: THE CONTENTS OF THIS DOCUMENT ARE PROPRIETARY TO NEW GENERATION MOTORS CORPORATION (NGM). ANY PARTY ACCEPTING THIS DOCUMENT DOES SO IN CONFIDENCE AND AGREES NOT TO DUPLICATE OR DISCLOSE THE DOCUMENT IN WHOLE OR IN PART WITHOUT THE WRITTEN CONSENT OF NGM.

THIRD ANGLE PROJECTION

SPECIFICATIONS/PROCEDURES

UNLESS OTHERWISE SPECIFIED DIMENSIONS AND TOLERANCES ARE PER ANSI Y14.5 M-1994.

DIMENSIONS IN: ENGLISH / METRIC / HYBRID

LINEAR TOLERANCE: .X .XX .XXX

ANGULAR TOLERANCE: .X .XX .XXX

PROJECT ID: EMS401

DRAWN: J YAMBOR 20JUN03

CHECK

MECHANICAL ENG.

ELECTRICAL ENG.

APPROVED

THIS DRAWING WAS CREATED ON MASTER SERVER [illegible] AND IS NOT TO BE MANUALLY REVISED. DRAWING FILENAME: 320-000035.DRW MODEL FILENAME: [illegible]

PROPRIETARY

TITLE: EMS401 INTERFACE

SIZE: D | PART/DRAWING NO. 320-000035 | REV: -

SCALE 1:2 | SHEET 1 OF 1

NEW GENERATION MOTORS FORM NO. 390-000007

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EVC401 3-Phase Motor Controllers

The EVC401 controllers can control 3-phase AC synchronous and DC brushless electric motors with advanced capabilities and superior efficiency.  These controllers are specifically designed to reduce total system costs.  In addition, they have programmable logic capability allowing optimization and matching to a wide variety of applications. They are ideal for small, low-cost electric vehicles.

¯	Key Features:

à	Integrated solid-state contactor and 200W, 12-15V power supply for reduced system cost.

à	Solid-state emergency-stop circuit to disconnect the batteries when an inexpensive external switch is opened.

à	Near-zero input capacitance allows spark-free battery connection without a pre-charge resistor.

à	Battery draw reduced to less than 300μA in the event of vehicle storage at zero state-of-charge.

à	Sine-wave or trapezoidal control.

à	CAN Bus interface to external interface module for maximum flexibility and reduced wiring complexity.

à	Motor Current Limiting (MCL) logic provides a speed governor, limp-home mode based off of SOC, battery charge and discharge protection, and phase current limiting for efficiency.

à	Designed to IP-67 for reliable operation in real-world environments.

¯	Specifications:
EVC401-043
Peak RMS Phase Current (Amps)	320
Nominal Bus Voltage (Volts)	48
Min./Max. Operating Voltage (Volts)	36/60
Maximum Withstand Voltage (Volts)	75
Input Capacitance (uF)	<0.1
Peak Efficiency %	99
For more information, contact:

New Generation Motors Corporation
44645 Guilford Drive, Suite 201
Ashburn, Virginia  20147
 (703) 858-0036 (Voice)
(703) 858-0699 (Fax)
Email: info@ngmcorp.com

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Standard Features:

¯	Compact design		¯	Fixed-frequency control
¯	Full I/O isolation		¯	Regenerative braking
¯	Flexible vehicle interface through CAN port		¯	Programmable torque or speed control
¯	“Plug-and-Play” operation with NGM motors		¯	Programmable thermostatic fan control
¯	Instrumentation data available through CAN port:		¯	Low power sleep mode when ignition is off
	•	Battery voltage	¯	Built in safety features:
	•	Battery current		•	Extreme over/under voltage protection
	•	Charger current		•	Motor interface connection verification
	•	Motor speed and temperature		•	Thermal limiting protection
	•	Controller temperature		•	Over- and under- voltage limiting with soft shutdown
	•	Drive state		•	Abrupt start-up inhibition
	•	Hours of operation		•	Programmable Battery Protection
¯	Ultra high efficiency			•	User configurable Throttle input based on speed
¯	Synchronous switching			•	Speed Governor
				•	Reverse Speed Limiting

¯	Model Number Coding:

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¯	Pin Descriptions:

Vfan  12V, 10W Fan output, controlled by controller temperature.
Vaux  12V, 200W auxiliary power output, controlled through CAN or serial interface
Estop+, Estop-  emergency stop control.  Must be connected together to enable the 200W DC-DC converter, solid-state-contactor, and the internal power supply.  When this connection is not made, current draw is reduced to less than 300μA.  This input must be open-circuited when connecting the controller to the batteries.  The maximum voltage between these pins is 16V, and the maximum short-circuit current is 150uA, allowing the use of an inexpensive switch.
power_gnd  Reference for Vfan and Vaux.
Vout  12V, 5W power supply for external interface and control modules.
CANH, CANL  CAN bus inputs.  An internal 120Ω termination resistor can be connected across these inputs through software configuration.
wakeup  When set low, the wakeup input takes the controller out of its low power standby mode and enables the CAN and serial interfaces.
signal_gnd  Reference for Vout, CANH, CANL, wakeup, GPI, and GPO.  Internally connected to power_gnd.
GPI  The GPI (general-purpose input) pin has at least three potential uses: charger detection, external temperature measurement, or controller enumeration when multiple controllers exist on the same CAN bus.  When used for controller enumeration, a resistor to gnd or GPO is used to set the controller’s “base number”, which determines the CAN identifiers it utilizes.
GPO  The GPO (general-purpose output) pin’s only defined purpose is as a ground for the GPI input.
RxD, TxD  RS-232 serial interface signals.  RxD is an input, and TxD is an output.  19200 baud, 8 data bits, no parity, 1 stop bit.

¯	Connectors:

J1 is a Amphenol 62IN series receptacle, Part #62IN-57A-14-19P(219)-4.  The mating plug is Amphenol 62IN-57A-14-19S-4(005). To seal the connection area, use Termination Assy. Style 10J

Recommended wire sizes are 14AWG for Vaux and power_gnd, 20AWG for Vfan, 20-24AWG for all other signals.

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M401 Axial Flux, Brushless PM Motor

The New Generation Motors (NGM) M401 motor is  ideal for small, low-cost electric  vehicles with mass production in mind. The M401 motor can be driven as a 3-phase AC synchronous or DC brushless electric motor with advanced capabilities and superior efficiency.  Standard features include:

•	High Power Rare Earth Permanent magnets
•	Proprietary commutation signal configuration for Sine-wave or Trapezoidal control
•	Integrated EEPROM for motor specific settings, enabling “Plug and Play” operation with NGM controllers
•	Designed for, IP67 environmental specifications
•	Maintenance free design

¯	Specifications (Preliminary)

Peak Power	kW	13
Continuous Power @Vnom	kW	7
Speed @ Peak Power	RPM	2100
No-Load Speed	RPM	2400
Peak Torque @ Imax (Tp) (320A-rms)	Nm	65
DC Bus Voltage Nominal (Vnom)	V	48
Phase Current Max (Imax)	A RMS	320
Phase Current Continuous (Ic)	A RMS	162

For more information, contact:

New Generation Motors Corporation
44645 Guilford Drive, Suite 201
Ashburn, Virginia  20147
 (703) 858-0036 (Voice)
(703) 858-0699 (Fax)
Email: info@ngmcorp.com

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Motor Operation durations are independent of Controller thermal limits
(Values may vary +- 5% from Nominal)

*Values and thermal time constant are mounting dependent and assumed starting at 25 degrees C ambient.

© 2002 New Generation Motors corp.	Specifications Subject to Change Without Notice

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VCM440 Vehicle Control Module

The New Generation Motors (NGM) VCM440 vehicle control module provides sophisticated system control functionality in a compact, cost-effective package.  The VCM440 is ideal for small, low-cost electric vehicles with mass production in mind.

The NGM VCM440 is a board-mount module, or daughterboard, that is ideal for integration within the target vehicle’s display.  The VCM440 uses the CAN protocol to interface directly to the EVC401 series of controllers and other vehicle components. It is designed for maximum flexibility in selection of status indicators and user controls.

¯	Specifications (Preliminary)

Operating Temperature	-20 - 70° C	Digital Inputs	6
Pins	47	Isolated Digital Inputs	2
Height (mm)	8.0	Analog Inputs	3
Width (mm)	31.5	Additional Digital I/O	5
Length (mm)	49.5	Lamp-drive Outputs	9
Height above board (mm)	5.0	Analog Outputs	1

Key features of the VCM440:

¯	Compact design			• Accessory
¯	Field-reprogrammable, allowing simple customization to unique system requirements.		¯	2 Isolated Digital Inputs can be driven by 12V signals
¯	Logic ground is isolated from chassis ground to minimize EMI.		¯	Three general-purpose digital I/O pins and SPI interface for customer-specific needs.
¯	Keyed pin layout to prevent mis-insertion		¯	RS-232 interface for configuration, data logging, and diagnostics of all components on the CAN bus.
¯	6 Digital Inputs		¯	3 Analog Inputs
	•	Ignition		• Throttle
	•	Forward		• Regenerative Braking
	•	Reverse		• Steering position/customer-specific input
	•	Speed Pulse	¯	Analog inputs are protected against open or short-circuits when used
	•	Charging		with 4-12kΩ potentiometers.

¯	8 Lamp-drive outputs capable of sinking 250mA each (up to 3W lamps in a 12/14V system)		¯	Backup output capable of sourcing over 4A to vehicle lamps, simplifying the vehicle’s direction switch
	• Forward		¯	1 Analog Output for direct connection to a 250μA gauge
	•	Neutral		• State-of-Charge
	•	Reverse	¯	Custom-height pins available to accommodate mounting on the
	•	Interlock		backside of a display PWB.
	•	Torque Limiting	¯	Carrier board available for prototyping or use with non-board-mount
	•	Motor Failure		indicators
	•	Battery Failure	¯	Future support for character displays
	•	Charger Cord Connected

For more information, contact:

New Generation Motors Corporation
44645 Guilford Drive, Suite 201
Ashburn, Virginia  20147
 (703) 858-0036 (Voice)
(703) 858-0699 (Fax)
Email: info@ngmcorp.com

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Pin assignments	Device Dimensions

Typical Application

© 2002 New Generation Motors corp.	Specifications Subject to Change Without Notice

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Pin Descriptions:
Pin Name	Pin Number	Pin Type	Description
REV	1	OD	Active-low when vehicle is enabled to operate in reverse.
NEU	2	OD	Active-low when the key is on but the vehicle is not in forward, reverse, or interlock.
FOR	3	OD	Active-low when vehicle is enabled to operate in forward.
CORD	4	OD	Active-low when charger cord detected.
GND	5		Return for lamp-drive outputs
LIMIT	6	OD	Active-low when in limp-home mode, or when motor or controller is thermal-limiting.
INTERLOCK	7	OD	Active-low when an interlock condition occurs.
BATFAIL	8	OD	Active-low when a battery malfunction is detected.
MOTFAIL	9	OD	Active-low when a motor or motor drive malfuncti.on is detected.
SOCgauge	10	AO	Drive signal for 0-250uA gauge.
SOCpwm	11	DO	pulse-width modulated state-of-charge signal. Configurable duty-cycle range. 409.6us period (2.441kHz).
SR_SEL	12	DO	Shift-register select line for external parallel-output shift registers .
PU	13		**
ACC	14	SI	Accessory switch input
RxD	15	Rx	RS-232 serial data input
TxD	16	Tx	RS-232 serial data output
AUXexcite	17		Positive reference for auxiliary analog input, 270 Ohm resistor to internal +5V analog reference.
auxAN	18	AI	Uncommitted analog input.
AUXref	19		Negative reference for auxiliary analog input, 270 Ohm resistor to GND.
GND	20		Reference for THR and RGN inputs
THRexcite	21	PE	1.00k Ohm resistor to internal +5V analog reference. The voltage of this input is monitored to detect open-circuit conditions
RGNexcite	22	PE	1.00k Ohm resistor to internal +5V analog reference. The voltage of this input is monitored to detect open-circuit conditions
THRsig	23	AI	analog throttle input, programmable input range, up to 0-5V. Minimum 0.5V input range required.
RGNsig	24	AI	analog regen input, programmable input range, up to 0-5V. Minimum 0.4V input range required.
spdpulse_sig	26	A	vehicle speed sensor input.
spdpulse_rtn	25	C	return for above.
charging_sig	28	A	charging/charging cord sense input.
charging_rtn	27	C	return for above.
BACKUP	29	OS	backup lamp output.
CHASSIS_GND	30		reference for backup lamp output.

© 2002 New Generation Motors corp.	Specifications Subject to Change Without Notice

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CHASSIS_PWR	31		power for backup lamp output.
+5Vout	32		Regulated 5V, 50mA supply
MCLRN	33		**
charging	34		Output of the charging optocoupler, also available as a switch input if the optocoupler is not used.
spdpulse	35	SI	Output of the spdpulse optocoupler, also available as a switch input if the optocoupler is not used.
reverse	36	SI	reverse switch input
forward	37	SI	forward switch input
ignition	38	SI	ignition input
SDO	39		**
SEROUT	40		synchronous serial data output, for future expansion
SDI_GPIO3	41		synchronous serial data input, for future expansion
SCK	42		synchronous serial clock, for future expansion
CANH	43		CAN bus I/O
CANL	44		CAN bus I/O
wakeup	45		CAN bus wakeup signal
GND	46
+12Vin	47		Power input. Minimum 7V, maximum 20V.f

Legend:

Pin Type	Description
OD	open-drain, maximum 250mA continuous, 45V maximum withstand.
SI	switch-input. 2.4kOhm pull-up resistor to 5V. Diode clamped to 5V and GND (maximum 20mA). TTL switching levels (maximum 0.8V for low, minimum 2.0V for high).
AO	analog output. Generated from SOCpwm. 15kOhm series impedence, 0-5V range.
DO	digital output. 5V CMOS switching levels. Maximum 25mA source/sink.
Rx	RS-232 compatible receive signal. Maximum +/-25V. Minimum 0.6V input low threshold, maximum 2.4V input high threshold. Minimum 3kOhm input impedence, maximum 7kOhm.
Tx	RS-232 compatible transmit signal. Minimum +/-5.0V output swing.
AI	analog input. 0-5V range. 100kOhm pull-up to 5V. Internal low pass filter (4.7kOhm to 0.1uF capacitor).
PE	potentiometer excitation. 1.00kOhm resistor to 5V. 0.1uF bypass capacitor.
C	optocoupler cathode.
A	optocoupler anode through 1.00kOhm series resistor. Minimum 8.0V for ON condition. Maximum 16V with respect to cathode.
OS	open-source. diode clamped to CHASSIS ground. Maximum 4.1A continuous. Maximum 20V withstand.
**

© 2002 New Generation Motors corp.	Specifications Subject to Change Without Notice

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